SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 8, 1999
                                                         ----------------

                              OMEGA RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

        0-22895                                 59-2223464
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(Commission File Number)                     (I.R.S. Employer
                                            Identification No.)

8700 WEST FLAGLER STREET, MIAMI, FLORIDA                33174
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (305) 485-7000
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                                       N/A
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          (Former name or former address, if changed since last report)

                                  Page 1 of 10
                             Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS.

         On November 8,1999, Omega Research, Inc. (the "Company") announced the Company's expected launch early next year of TradeStation.com, the Internet's first streaming real-time decision support portal for the active trader, which represents phase one of the Company's transformation into a provider of web-based real-time decision support solutions for the active trader. For further details of such announcement, see a copy of the Company's press release dated November 8, 1999, which is filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         EXHIBIT NUMBER        DESCRIPTION
         --------------        -----------
         99                    Press release dated November 8, 1999,
                               of the Company


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             OMEGA RESEARCH, INC.

Date: November 10,1999                       By: /S/ SALOMON SREDNI
                                                 -----------------------
                                                 Salomon Sredni, President

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

                                  EXHIBIT INDEX

                                                                  SEQUENTIAL
EXHIBIT NUMBER                DESCRIPTION                         PAGE NO.
--------------                -----------                         ----------

99                            Press release dated November 8,         5
                              1999, of the Company


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